UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	April 27, 2007
(April 26, 2007)

BEACON ROOFING SUPPLY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50924	36-4173371
(Commission File Number)	(IRS Employer
Identification No.)

1 Lakeland Park Drive
Peabody, MA	01960
(Address of Principal Executive Offices)	(Zip Code)

(877) 645-7663
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

On April 26, 2007, Beacon Roofing Supply, Inc. announced an estimate of its earnings results for the second quarter ended March 31, 2007. A copy of the press release announcing the expected shortfall and second-quarter conference calls is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1

Press Release, dated April 26, 2007, issued by Beacon Roofing Supply, Inc., captioned “Beacon Roofing Supply Provides Fiscal 2007 Second-Quarter Earnings Estimate; Full-Year EPS Anticipated to Meet Lower-End of Analysts’ Range”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: April 27, 2007	By:	/s/ David R. Grace
David R. Grace
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description

99.1

Press Release, dated April 26, 2007, issued by Beacon Roofing Supply, Inc., captioned “Beacon Roofing Supply Provides Fiscal 2007 Second-Quarter Earnings Estimate; Full-Year EPS Anticipated to Meet Lower-End of Analysts’ Range”